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                                                                   EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the use in this Registration Statement of Providence and Worcester Railroad Company on Form S-1 of our report dated January 30, 1998, appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the headings "Selected Financial Data" and "Experts" in such Prospectus.

                                                       /s/ Deloitte & Touche LLP
                                                       -------------------------
                                                       Deloitte & Touche LLP
Worcester, Massachusetts
February 16, 1998